                                                                     EXHIBIT 4.2


[BLUE BORDER DESIGN]


                                      [FRONT OF CERTIFICATE]


    NUMBER                                 [DALEEN LOGO]                                        SHARES
DT                                      DALEEN TECHNOLOGIES




COMMON STOCK                                                                                 SEE REVERSE FOR
$.01 PAR VALUE             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE           CERTAIN DEFINITIONS


                                                                                          CUSIP 23437N 10-4


THIS CERTIFIES THAT __________________________________________________[SPECIMEN]
IS THE OWNER OF ________________________________________________________________
           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                            DALEEN TECHNOLOGIES, INC.
transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Stephen M. Wagman               [DALEEN TECHNOLOGIES, INC.         /s/ James Daleen
----------------------------        CORPORATE SEAL                     ------------------------------------
Secretary                           DELAWARE]                          Chairman of the Board and
                                                                       Chief Executive Officer


COUNTERSIGNED AND REGISTERED:

SUNTRUST BANK, ATLANTA
TRANSFER AGENT AND REGISTRAR

BY
  ------------------------------
       AUTHORIZED SIGNATURE

                              [BACK OF CERTIFICATE]


                            DALEEN TECHNOLOGIES, INC.

         The Corporation will furnish without charge to each shareholder who so requests a statement or summary or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM        - as tenants in common                     UNIF GIFT MIN ACT -
                                                                                        _________ Custodian
    TEN ENT        - as tenants by the entireties                                       (Cust)
                                                                                        (Minor)
    JT TEN         - as joint tenants with the right                                    under the Uniform Gifts to
                     of survivorship and not as                                         Minors Act ________________
                     tenants in common                                                              (State)


     Additional abbreviations may also be used though not in the above list.


For value received, ______________________________________________ hereby sell, assign and transfer unto ______________[PLEASE INSERT SOCIAL SECURITY OR OTHER
                                       IDENTIFYING NUMBER OF ASSIGNEE]


--------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ---------------------------------------------
Attorney to transfer the said stock on the books of the within named Corporation with the full power of substitution in the premises.


Dated
      -----------------    ----     --------------------------------------------

--------------             NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                    FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                    WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                    CHANGE WHATEVER.


            SIGNATURE(S) GUARANTEED:
                                    --------------------------------------------
                                    THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



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